Exhibit 10.1.48

Amendment #1

To Statement of Work #2

To the 2Ku In-Flight Connectivity Services Agreement

Between

Delta Air Lines, Inc. and Gogo LLC

Dated December 16h, 2016

Amendment #1 Effective Date: April 3rd, 2017

This is Amendment #1 (this “Amendment”), dated as of the Amendment #1 Effective Date, to Statement of Work #21 (“SOW”) dated as of December 16th, 2016, is entered into by and between Delta Air Lines, Inc. (“Delta”), and Gogo LLC (“Contractor”).

WITNESSETH:

WHEREAS, Delta and Contractor are parties to the Agreement; and

WHEREAS, Delta and Contractor desire to amend the Agreement as set forth within.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, Delta and Contractor hereby amend the SOW as follows:

1) Change to preamble. The SOW preamble shall be deemed revised as follows:

“This Statement of Work #2 (the “Statement of Work”) is entered into as of the date set forth above (the “Effective Date”), and is pursuant to the 2Ku In-Flight Connectivity Services Agreement between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Contractor”) dated April 1, 2015 (as amended, the “Agreement”), where the Statement of Work is subject to and incorporates by reference the provisions of the Agreement. Capitalized terms used without definition in this Statement of Work have the meanings assigned to them in the Agreement. To the extent there is any contradiction, inconsistency or ambiguity between the terms of this Statement of Work and the Agreement, this Statement of Work will govern.”

2) Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment shall prevail over any conflicting terms and conditions in the Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute only one instrument between the parties. Except to the extent amended hereby, the Agreement shall be and remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

The parties have executed and delivered this Amendment on the dates indicated below to be effective as of the SOW #1 Date.

Delta:		Contractor:

DELTA AIR LINES, INC., a Delaware corporation		GOGO LLC, a Delaware limited liability company

By:	/s/ John Reynolds	By:	/s/ Dave Bijur

Name: John Reynolds		Name: Dave Bijur
Title: Commodity Manger, SCM		Title: SVP, Regional President

Date:	April 21, 2017	Date:	May 9, 2017

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